UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	July 31, 2016

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
7/31/16 (Unaudited)

CORPORATE BONDS AND NOTES (33.6%)(a)
			Principal amount	Value

Banking (8.8%)

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18			$1,159,000	$1,166,647

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2.50%, 1/11/17 (Canada)			423,000	425,889

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%, 12/18/17 (Canada)			430,000	431,241

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. notes 1.20%, 3/10/17 (Japan)			430,000	430,480

BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1.375%, 3/17/17 (France)			490,000	491,308

BNP Paribas SA company guaranty sr. unsec. unsub. notes Ser. BKNT, 5.00%, 1/15/21 (France)			600,000	677,586

Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1.125%, 3/13/17			588,000	588,556

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3.375%, 1/19/17 (Netherlands)			385,000	389,093

Deutsche Bank AG/London sr. unsec. notes 6.00%, 9/1/17 (United Kingdom)			449,000	467,116

Dexia Credit Local SA/New York 144A company guaranty sr. unsec. unsub. notes 1.25%, 10/18/16 (France)			2,000,000	2,001,226

Fifth Third Bancorp unsec. sub. FRB 1.067%, 12/20/16			1,230,000	1,229,392

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.38%, 9/6/17 (United Kingdom)			1,000,000	993,180

HSBC USA, Inc. sr. unsec. unsub. notes 2.00%, 8/7/18			1,000,000	1,005,355

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2.375%, 1/13/17 (Italy)			1,500,000	1,503,500

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17			428,000	431,583

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24			135,000	142,249

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18			447,000	454,716

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.347%, 12/9/19 (Australia)			1,000,000	998,816

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1.125%, 1/27/17			430,000	430,402

Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 1.117%, 9/9/16 (Canada)			1,000,000	1,000,661

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%, 7/27/18 (Canada)			435,000	442,749

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)			200,000	194,200

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18 (United Kingdom)			1,535,000	1,575,785

Santander Issuances SAU company guaranty unsec. sub. notes 5.179%, 11/19/25 (Spain)			200,000	205,642

Santander UK PLC sr. unsec. unsub. bonds 1.375%, 3/13/17 (United Kingdom)			462,000	460,661

Svenska Handelsbanken AB company guaranty sr. unsec. notes 2.875%, 4/4/17 (Sweden)			250,000	253,165

Wells Fargo & Co. sr. unsec. notes 2.10%, 5/8/17			423,000	426,470

				18,817,668
Basic materials (0.4%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18			338,000	362,024

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 9.00%, 5/1/19 (Australia)			245,000	294,040

Southern Copper Corp. sr. unsec. unsub. notes 5.875%, 4/23/45 (Peru)			200,000	197,500

				853,564
Capital goods (0.8%)

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21			865,000	1,152,655

Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6.00%, 10/15/17 (Luxembourg)			430,000	455,683

				1,608,338
Communication services (2.6%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22			1,000,000	1,037,024

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17			430,000	431,896

Comcast Corp. company guaranty sr. unsec. unsub. bonds 6.50%, 1/15/17			430,000	440,949

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20			815,000	845,642

Verizon Communications, Inc. sr. unsec. unsub. FRN 2.183%, 9/15/16			1,000,000	1,001,924

Verizon Communications, Inc. sr. unsec. unsub. FRN 1.127%, 8/15/19			1,000,000	1,000,036

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17 (United Kingdom)			744,000	743,813

				5,501,284
Consumer cyclicals (4.2%)

Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17			423,000	424,470

Autonation, Inc. company guaranty sr. unsec. unsub. notes 6.75%, 4/15/18			365,000	392,690

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 2/1/20			100,000	109,300

Dollar General Corp. sr. unsec. sub. notes 1.875%, 4/15/18			300,000	302,392

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.875%, 8/2/21			594,000	685,038

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134%, 8/4/25			881,000	942,515

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157%, 8/4/20			2,000,000	2,070,354

General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 3.10%, 1/15/19			2,000,000	2,044,980

S&P Global, Inc. company guaranty sr. unsec. unsub. notes 3.30%, 8/14/20			1,010,000	1,055,373

Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN 1.066%, 11/18/16 (Germany)			1,000,000	999,857

				9,026,969
Consumer finance (1.1%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18			1,385,000	1,400,513

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%, perpetual maturity			370,000	364,237

American Express Co. sr. unsec. notes 7.00%, 3/19/18			286,000	311,810

American Express Co. sr. unsec. notes 6.15%, 8/28/17			174,000	183,182

				2,259,742
Consumer staples (2.9%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46			577,000	702,855

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26			578,000	620,589

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN 0.924%, 1/27/17			700,000	699,362

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1.90%, 2/1/19			1,255,000	1,275,233

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1.25%, 1/17/18			156,000	156,454

ConAgra Foods, Inc. sr. unsec. notes 7.00%, 4/15/19			192,000	216,463

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7.25%, 9/1/16			283,000	283,354

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22			1,030,000	1,180,111

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18			430,000	440,715

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1.50%, 5/11/17 (United Kingdom)			202,000	202,832

PepsiCo, Inc. sr. unsec. unsub. notes 1.25%, 8/13/17			427,000	428,593

				6,206,561
Energy (3.5%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846%, 5/5/17 (United Kingdom)			430,000	432,224

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%, 5/15/17 (Canada)			430,000	442,354

Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17			423,000	423,409

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes 1.05%, 12/15/17			430,000	427,807

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31			25,000	28,840

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)			175,000	181,948

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 8.375%, 5/23/21 (Brazil)			306,000	323,595

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)			2,312,000	2,150,160

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 5.50%, 1/21/21 (Mexico)			1,500,000	1,592,330

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.50%, 1/23/26 (Mexico)			185,000	178,895

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17			430,000	435,661

Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.20%, 3/22/17 (Netherlands)			462,000	474,486

Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55%, 6/28/17 (France)			423,000	425,119

				7,516,828
Financial (1.9%)

KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6.375%, 9/29/20			1,977,000	2,316,378

Morgan Stanley sr. unsec. unsub. bonds 4.75%, 3/22/17			1,204,000	1,231,399

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 3.00%, 4/15/21 (Jersey)			565,000	581,702

				4,129,479
Health care (2.1%)

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17			385,000	387,086

Actavis Funding SCS company guaranty sr. unsec. notes 1.85%, 3/1/17 (Luxembourg)			2,000,000	2,006,702

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17			430,000	433,418

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 9/15/17 (United Kingdom)			430,000	452,947

Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22			730,000	783,645

Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18			269,000	291,395

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18			192,000	206,240

				4,561,433
Insurance (1.6%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB 8.125%, 6/15/38			235,000	256,738

Hartford Financial Services Group, Inc. (The) sr. unsec. notes 5.375%, 3/15/17			1,000,000	1,024,509

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21			1,180,000	1,331,575

Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23			790,000	812,948

				3,425,770
Investment banking/Brokerage (0.3%)

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2.375%, 1/22/18			229,000	231,956

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%, 7/29/25 (Australia)			310,000	329,275

				561,231
Real estate (0.6%)

Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23(R)			550,000	561,020

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20(R)			130,000	132,362

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18(R)			130,000	130,877

Simon Property Group LP 144A sr. unsec. unsub. notes 1.50%, 2/1/18(R)			389,000	391,055

				1,215,314
Technology (0.4%)

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17			430,000	430,542

Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17			430,000	432,670

				863,212
Transportation (0.5%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.90%, 1/2/18			274,841	283,086

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648%, 9/15/17			23,342	24,043

Federal Express Corp. 2012 Pass Through Trust 144A notes 2.625%, 1/15/18			139,663	140,315

FedEx Corp. company guaranty sr. unsec. unsub. notes 3.20%, 2/1/25			625,000	661,163

				1,108,607
Utilities and power (1.9%)

Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7.125%, 12/1/18			289,000	327,312

Dayton Power & Light Co. (The) sr. bonds 1.875%, 9/15/16			1,500,000	1,501,572

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5.25%, perpetual maturity (France)			260,000	254,150

IPALCO Enterprises, Inc. sr. notes 5.00%, 5/1/18			277,000	290,850

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A, 9 1/2s, 4/1/19			654,000	761,254

TransCanada PipeLines, Ltd. sr. unsec. notes 1.625%, 11/9/17 (Canada)			1,000,000	1,003,975

				4,139,113

Total corporate bonds and notes (cost $70,553,127)				$71,795,113

MORTGAGE-BACKED SECURITIES (30.0%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (3.1%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.988%, 7/25/25 (Bermuda)			$223,984	$223,984

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 22.655%, 5/15/35			24,035	39,135
Ser. 2430, Class UD, 6.00%, 3/15/17			4,767	4,824
Ser. 3724, Class CM, 5.50%, 6/15/37			56,319	63,824
Ser. 2533, Class HB, 5.50%, 12/15/17			17,611	17,970
Ser. 3331, Class NV, 5.00%, 6/15/29			81,334	81,898
Ser. 2513, Class DB, 5.00%, 10/15/17			10,457	10,622
Ser. 3539, Class PM, 4.50%, 5/15/37			43,417	46,022
Ser. 3805, Class AK, 3.50%, 4/15/24			42,698	43,250
Ser. 3876, Class CA, 2.75%, 6/15/26			45,950	46,535
Ser. 3609, Class LK, 2.00%, 12/15/24			268,398	270,576
Structured Agency Credit Risk FRB Ser. 16-DNA3, Class M1, 1.588%, 12/25/28			496,405	496,802
FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28			116,007	1,595
FRB Ser. 59, Class 1AX, IO, 0.273%, 10/25/43			297,517	3,010
Ser. 48, Class A2, IO, 0.212%, 7/25/33			441,469	3,294
Ser. 3835, Class FO, PO, zero %, 4/15/41			1,692,855	1,512,306

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 26.648%, 6/25/31			35,578	38,470
IFB Ser. 05-75, Class GS, 18.786%, 8/25/35			164,853	235,683
IFB Ser. 11-4, Class CS, 11.924%, 5/25/40			238,697	296,839
Ser. 06-124, Class A, 5.625%, 11/25/36			11,323	11,474
Ser. 05-68, Class PC, 5.50%, 7/25/35			34,828	36,952
Ser. 02-65, Class HC, 5.00%, 10/25/17			3,067	3,080
Ser. 09-100, Class PA, 4.50%, 4/25/39			10,363	10,493
Ser. 11-60, Class PA, 4.00%, 10/25/39			34,010	35,975
Ser. 03-43, Class YA, 4.00%, 3/25/33			272,673	277,717
Ser. 04-2, Class QL, 4.00%, 2/25/19			88,360	90,547
Ser. 10-155, Class A, 3.50%, 9/25/25			32,123	32,871
Ser. 10-81, Class AP, 2.50%, 7/25/40			108,418	110,157
FRB Ser. 03-W10, Class 1, IO, 0.659%, 6/25/43			55,270	732
Ser. 98-W5, Class X, IO, 0.575%, 7/25/28			225,811	11,008
Ser. 98-W2, Class X, IO, 0.385%, 6/25/28			729,627	35,569

Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44			945,535	149,715
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42			5,330,896	927,920
Ser. 09-32, Class AB, 4.00%, 5/16/39			33,479	36,070
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37			12,102,949	1,181,877
Ser. 10-151, Class KO, PO, zero %, 6/16/37			183,643	162,058

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147%, 12/19/26			40,505	—
FRB Ser. 98-2, IO, 1.004%, 5/19/27			24,597	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27			57,420	502
FRB Ser. 98-3, IO, zero %, 9/19/27			27,340	—

				6,551,356
Commercial mortgage-backed securities (21.9%)

Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695%, 7/10/46			699,000	675,409
FRB Ser. 07-1, Class XW, IO, 0.329%, 1/15/49			739,962	2,229

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42			43,947	24

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.72%, 6/11/40			1,000,000	965,000
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45			534,000	487,275
FRB Ser. 06-PW11, Class AJ, 5.429%, 3/11/39			497,000	495,758
Ser. 05-PWR9, Class AJ, 4.985%, 9/11/42			27,383	27,383

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.429%, 3/11/39			976,000	900,360

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.104%, 11/10/46			345,000	381,196
Ser. 14-GC21, Class AS, 4.026%, 5/10/47			486,000	542,347

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3, Class AJ, 5.765%, 5/15/46			256,000	252,080

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14, Class XA, IO, 0.996%, 2/10/47			11,081,989	407,263

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65%, 12/10/49			602,000	606,696
FRB Ser. 12-LC4, Class C, 5.633%, 12/10/44			522,000	586,415
Ser. 06-C8, Class AJ, 5.377%, 12/10/46			548,000	524,710
FRB Ser. 14-CR18, Class C, 4.738%, 7/15/47			1,407,000	1,493,658
FRB Ser. 13-LC13, Class XA, IO, 1.541%, 8/10/46			6,211,097	335,337
FRB Ser. 14-LC15, Class XA, IO, 1.377%, 4/10/47			10,055,306	650,739
FRB Ser. 14-CR17, Class XA, IO, 1.333%, 5/10/47			5,714,976	347,263

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL, 1.164%, 12/10/49			1,500,000	1,430,400

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.065%, 2/15/41			500,000	494,750

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40			105,822	114,129
FRB Ser. 03-C3, Class AX, IO, 1.991%, 5/15/38			406,548	56

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%, 12/18/49			79,851	79,851

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.425%, 8/10/44			1,073,000	1,121,392

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.481%, 6/10/48			972,000	961,794

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.082%, 7/10/45			1,049,903	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.309%, 3/10/44			741,759	731,560

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3, 5.481%, 12/10/49			115,128	115,137

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO, 1.604%, 2/10/46			2,620,790	204,212

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46			1,219,000	1,127,941

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622%, 11/10/39			283,000	226,152
FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46			280,000	282,716
FRB Ser. 13-GC12, Class XA, IO, 1.706%, 6/10/46			4,983,147	359,963
FRB Ser. 14-GC22, Class XA, IO, 1.058%, 6/10/47			6,943,376	401,105
FRB Ser. 14-GC24, Class XA, IO, 0.871%, 9/10/47			5,118,258	249,889

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.647%, 1/10/45			389,000	383,702
FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44			331,000	346,158
FRB Ser. 14-GC18, Class D, 4.942%, 1/10/47			826,000	699,765
FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47			389,000	300,327
FRB Ser. 13-GC12, Class D, 4.475%, 6/10/46			1,190,000	1,045,022

JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458%, 1/15/47			241,000	273,607
FRB Ser. 14-C19, Class XA, IO, 1.245%, 4/15/47			6,437,841	269,102

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.415%, 12/15/47			173,000	174,315

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6.125%, 2/12/51			98,782	100,194
FRB Ser. 07-CB20, Class AJ, 6.078%, 2/12/51			602,500	598,765
FRB Ser. 06-LDP6, Class B, 5.674%, 4/15/43			40,093	40,093
FRB Ser. 05-LDP5, Class F, 5.55%, 12/15/44			620,000	619,752
FRB Ser. 05-CB11, Class C, 5.489%, 8/12/37			500,000	516,200
Ser. 06-LDP8, Class AJ, 5.48%, 5/15/45			542,000	541,241
Ser. 04-LN2, Class A2, 5.115%, 7/15/41			21,287	21,311
FRB Ser. 12-C6, Class XA, IO, 1.833%, 5/15/45			4,491,631	295,748
FRB Ser. 13-C10, Class XA, IO, 1.245%, 12/15/47			9,298,567	503,499

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.614%, 2/15/46			1,293,000	1,344,461
FRB Ser. 12-C6, Class E, 5.192%, 5/15/45			784,000	770,358

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.517%, 3/15/39			447,000	439,736
FRB Ser. 06-C6, Class B, 5.472%, 9/15/39			527,000	527,512
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39			350,000	326,165
FRB Ser. 07-C2, Class XW, IO, 0.535%, 2/15/40			883,777	2,463

LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.265%, 4/20/48			1,713,000	1,580,397
FRB Ser. 15-3, Class C, 3.265%, 4/20/48			338,000	299,779

Merrill Lynch Mortgage Trust
Ser. 06-C2, Class AJ, 5.802%, 8/12/43			1,015,528	1,009,181
Ser. 04-KEY2, Class D, 5.046%, 8/12/39			383,528	379,782

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO, 0.016%, 6/12/43			2,535,521	21

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485%, 7/12/46			802,000	795,744

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC, IO, 0.595%, 12/12/49			37,025,514	129,589

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.591%, 2/15/46			13,982,568	945,222
FRB Ser. 14-C17, Class XA, IO, 1.262%, 8/15/47			8,701,992	540,568

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class XA, IO, 2.037%, 11/15/45			10,085,177	679,741
FRB Ser. 13-C7, Class XB, IO, 0.362%, 2/15/46			24,165,000	503,309

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.643%, 6/11/42			1,002,000	979,054
Ser. 07-IQ14, Class A2, 5.61%, 4/15/49			82,381	82,427
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44			279,000	276,740
Ser. 06-HQ10, Class AJ, 5.389%, 11/12/41			379,000	377,560

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.154%, 7/15/49			301,000	312,756

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246%, 12/17/43			364,355	364,538

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958%, 8/10/49			300,000	325,020
FRB Ser. 13-C6, Class D, 4.347%, 4/10/46			465,000	433,892
FRB Ser. 12-C4, Class XA, IO, 1.777%, 12/10/45			6,510,866	516,350
FRB Ser. 12-C2, Class XA, IO, 1.644%, 5/10/63			15,959,368	893,110

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.342%, 11/15/48			25,008,408	10,754

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31, IO, 0.183%, 4/15/47			69,282,622	54,127

Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.297%, 7/15/46			500,000	531,500
Ser. 12-LC5, Class AS, 3.539%, 10/15/45			424,000	456,547

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.297%, 7/15/46			964,000	899,648

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47			212,000	224,148
Ser. 13-C18, Class AS, 4.387%, 12/15/46			491,000	558,959
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46			305,000	345,111
Ser. 13-C12, Class AS, 3.56%, 3/15/48			395,000	426,825
FRB Ser. 13-C17, Class XA, IO, 1.536%, 12/15/46			4,804,406	304,599
FRB Ser. 13-C14, Class XA, IO, 0.875%, 6/15/46			9,192,530	382,777

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.657%, 11/15/44			257,000	272,240
FRB Ser. 11-C2, Class D, 5.602%, 2/15/44			239,000	253,149
Ser. 11-C4, Class D, 5.265s, 6/15/44			1,045,000	1,129,729
Ser. 11-C4, Class E, 5.265s, 6/15/44			285,000	291,213
FRB Ser. 12-C7, Class E, 4.836%, 6/15/45			334,000	314,065
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46			794,000	727,684
FRB Ser. 12-C10, Class XA, IO, 1.721%, 12/15/45			4,898,488	373,314
FRB Ser. 13-C12, Class XA, IO, 1.393%, 3/15/48			1,185,286	72,483

				46,775,337
Residential mortgage-backed securities (non-agency) (5.0%)

BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.514%, 1/26/36			500,000	373,331
FRB Ser. 15-RR5, Class 2A3, 1.508%, 1/26/46			410,000	256,808

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.395%, 6/25/46			2,499,747	1,974,800
FRB Ser. 05-38, Class A3, 0.838%, 9/25/35			196,902	173,098
FRB Ser. 05-59, Class 1A1, 0.817%, 11/20/35			702,789	590,898
FRB Ser. 06-OC2, Class 2A3, 0.778%, 2/25/36			118,362	85,221
FRB Ser. 06-OA10, Class 4A1, 0.678%, 8/25/46			2,751,380	1,957,882
FRB Ser. 06-OC8, Class 2A2A, 0.608%, 11/25/36			219,613	192,161

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, 6.388%, 10/25/28			998,470	1,078,338
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.188%, 4/25/28			980,000	1,060,402
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.038%, 4/25/28			60,000	64,337
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.488%, 7/25/25			140,000	147,018
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, 5.488%, 7/25/25			10,000	10,536

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.668%, 5/25/36			745,826	369,855

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.598%, 8/26/47			1,265,000	917,125

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14, 0.684%, 3/26/47			1,000,000	560,000

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR17, Class A1B2, 0.898%, 12/25/45			1,197,764	1,000,972

				10,812,782

Total mortgage-backed securities (cost $65,312,552)				$64,139,475

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.4%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.4%)

Federal Home Loan Mortgage Corporation 4.50%, 10/1/18			$12,525	$12,823

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 9/1/17			58,007	59,295
4.50%, 8/1/18			10,006	10,294

Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 9/1/18 to 9/1/19			27,795	28,768
4.50%, 11/1/44			910,838	1,009,891
4.00%, TBA, 8/1/46			1,000,000	1,071,953
3.00%, TBA, 9/1/46			3,000,000	3,115,664
3.00%, TBA, 8/1/46			4,000,000	4,162,812

				9,471,500

Total U.S. government and agency mortgage obligations (cost $9,446,639)				$9,471,500

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 2.00%, 9/30/20(SEGSF)			$58,000	$60,460

Total U.S. treasury obligations (cost $57,978)				$60,460

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (3.6%)(a)
			Principal amount/units	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%, 7/6/36 (Argentina)			$220,000	$224,055

Argentina (Republic of) 144A sr. unsec. notes 7.50%, 4/22/26 (Argentina)			558,000	604,035

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%, 1/26/21 (Argentina)			600,000	682,500

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%, 6/10/21 (Argentina)			565,000	569,238

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%, 4/27/17 (Croatia)			200,000	206,000

Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)			600,000	669,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%, 1/8/46 (Indonesia)			300,000	374,250

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%, 6/24/28 (Russia)			375,000	667,500

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%, 4/4/42 (Russia)			2,600,000	2,889,250

South Africa (Republic of) sr. unsec. unsub. notes 4.665%, 1/17/24 (South Africa)			675,000	710,249

Total foreign government and agency bonds and notes (cost $7,042,474)				$7,596,077

ASSET-BACKED SECURITIES (0.9%)(a)
			Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.487%, (2/25/17 acquired 2/4/16, cost $1,852,000)(RES)			$1,852,000	$1,852,000

Total asset-backed securities (cost $1,852,000)				$1,852,000

PURCHASED SWAP OPTIONS OUTSTANDING (—%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		$574,800	$1,615

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		574,800	437

Goldman Sachs International

1.5595/3 month USD-LIBOR-BBA/Sep-21	Sep-16/1.5595		1,712,300	6,832

(2.0745)/3 month USD-LIBOR-BBA/Sep-21	Sep-16/2.0745		1,712,300	2,055

JPMorgan Chase Bank N.A.

1.49825/3 month USD-LIBOR-BBA/Sep-21	Sep-16/1.49825		1,712,300	5,325

0.95/3 month USD-LIBOR-BBA/Aug-18	Aug-16/0.95		3,424,600	5,308

(2.01575)/3 month USD-LIBOR-BBA/Sep-21	Sep-16/2.01575		1,712,300	2,586

Total purchased swap options outstanding (cost $88,009)				$24,158

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/$103.39		$4,000,000	$7,960

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/103.20		4,000,000	6,120

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/101.39		2,000,000	2

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/101.52		2,000,000	2

Total purchased options outstanding (cost $76,876)				$14,084

SHORT-TERM INVESTMENTS (33.7%)(a)
			Principal amount/shares	Value

Agrium, Inc. commercial paper 0.901%, 8/15/16			$1,500,000	$1,499,474

Albermarle Corp. commercial paper 1.250%, 8/4/16			1,500,000	1,499,771

Ameren Corp. commercial paper 0.771%, 8/10/16			1,500,000	1,499,634

American Electric Power Co., Inc. commercial paper 0.821%, 8/29/16			1,500,000	1,499,017

Amphenol Corp. commercial paper 0.821%, 8/22/16			1,500,000	1,499,247

Baxter International, Inc. commercial paper 0.710%, 8/9/16			1,500,000	1,499,665

Bell Canada, Inc. commercial paper 0.801%, 8/18/16			1,500,000	1,499,460

CenterPoint Energy, Inc. commercial paper 0.761%, 8/9/16			1,500,000	1,499,665

Clorox Co., (The) commercial paper 0.801%, 8/4/16			1,500,000	1,499,821

Deutsche Telekom AG commercial paper 0.820%, 8/2/16			1,500,000	1,499,911

Entergy Corp. commercial paper 0.850%, 8/1/16			1,500,000	1,499,899

Equifax, Inc. commercial paper 0.841%, 8/3/16			1,500,000	1,499,851

ERAC USA Finance, LLC commercial paper 0.891%, 8/8/16			1,500,000	1,499,697

FMC Technologies, Inc. commercial paper 0.911%, 8/4/16			1,500,000	1,499,821

KCP&L Greater Missouri Operations Co. commercial paper 0.620%, 8/1/16			1,500,000	1,499,911

Kroger Co. (The) commercial paper 0.620%, 8/4/16			1,500,000	1,499,821

Mohawk Industries, Inc. commercial paper 0.730%, 8/3/16			1,500,000	1,499,851

Mondelez International, Inc. commercial paper 0.731%, 8/19/16			1,500,000	1,499,344

Monsanto Co. commercial paper 0.800%, 8/5/16			1,500,000	1,499,790

NBCUniversal Enterprise, Inc. commercial paper 0.670%, 8/3/16			1,500,000	1,499,851

NiSource Finance Corp. commercial paper 1.001%, 8/12/16			1,500,000	1,499,570

Prudential PLC commercial paper 0.701%, 8/16/16			1,500,000	1,499,704

Putnam Short Term Investment Fund 0.44%(AFF)		Shares	20,500,477	20,500,477

Sheffield Receivables Co., LLC asset backed commercial paper 1.005%, 9/9/16			$1,500,000	1,499,055

Skandinaviska Enskilda Banken AB/New York NY FRN certificate of deposit 0.956%, 3/2/17			1,000,000	999,636

Southern Co. Funding Corp. commercial paper 0.771%, 8/11/16			1,500,000	1,499,602

State Street Bank & Trust Co. certificate of deposit 1.073%, 4/13/17			1,500,000	1,500,254

Suncor Energy, Inc. commercial paper 0.962%, 9/14/16			1,500,000	1,498,465

Textron, Inc. commercial paper 0.901%, 8/16/16			1,500,000	1,499,366

U.S. Treasury Bills 0.285%, 10/13/16(SEGCCS)			86,000	85,959

U.S. Treasury Bills 0.285%, 9/22/16(SEG)(SEGSF)(SEGCCS)			1,565,000	1,564,484

U.S. Treasury Bills 0.188%, 9/1/16(SEGCCS)			107,000	106,981

U.S. Treasury Bills 0.267%, 8/18/16(SEGSF)(SEGCCS)			1,821,000	1,820,845

U.S. Treasury Bills 0.196%, 8/11/16(SEGSF)(SEGCCS)			286,000	285,989

U.S. Treasury Bills 0.206%, 8/4/16(SEGCCS)			63,000	62,999

UnitedHealth Group, Inc. commercial paper 0.731%, 8/9/16			1,500,000	1,499,711

Whirlpool Corp. commercial paper 0.831%, 8/10/16			1,500,000	1,499,634

WPP CP, LLC commercial paper 0.851%, 8/29/16			1,500,000	1,499,017

Wyndham Worldwide Corp. commercial paper 1.151%, 8/10/16			1,500,000	1,499,534

Total short-term investments (cost $71,915,241)				$71,914,783

TOTAL INVESTMENTS

Total investments (cost $226,344,896)(b)				$226,867,650

FUTURES CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Bond 30 yr (Short)	6	$1,046,625	Sep-16	$(69,418)

Total				$(69,418)

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/16 (premiums $3,026,150) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$574,800	$6,545
Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	6,849,200	3,562
1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	6,849,200	6,781
JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	6,849,200	3,082
(1.15)/3 month USD-LIBOR-BBA/Aug-18	Aug-16/1.15	3,424,600	6,609
1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	6,849,200	7,534
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	1,502,778

Total			$1,536,891

WRITTEN OPTIONS OUTSTANDING at 7/31/16 (premiums $76,875) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/$102.97	$4,000,000	$4,320
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.78	4,000,000	3,280
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.55	4,000,000	2,320
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Sep-16/102.36	4,000,000	1,720
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.68	2,000,000	2
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/99.97	2,000,000	2
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.09	2,000,000	2
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Aug-16/100.80	2,000,000	2

Total			$11,648

TBA SALE COMMITMENTS OUTSTANDING at 7/31/16 (proceeds receivable $3,119,180) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3.00%, 8/1/46	$3,000,000	8/11/16	$3,122,109

Total			$3,122,109

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$6,264,100	(E)	$12,828	9/21/18	1.12%	3 month USD-LIBOR-BBA	$(13,656)
	40,931,600	(E)	258,517	9/21/21	1.40%	3 month USD-LIBOR-BBA	(397,005)
	13,818,900	(E)	150,699	9/21/26	1.75%	3 month USD-LIBOR-BBA	(352,502)
	1,679,600	(E)	38,616	9/21/46	2.17%	3 month USD-LIBOR-BBA	(139,164)
	2,788,100		(10,880)	7/15/26	3 month USD-LIBOR-BBA	1.4825%	25,290
	10,366,400	(E)	(39)	2/27/19	0.80%	3 month USD-LIBOR-BBA	32,418
	3,972,100	(E)	13,682	9/21/26	3 month USD-LIBOR-BBA	1.300%	(12,999)
	309,000		(4)	7/13/26	1.319%	3 month USD-LIBOR-BBA	814
	271,000		(4)	7/14/26	1.4065%	3 month USD-LIBOR-BBA	(1,553)
	2,088,000		(28)	7/18/26	1.39174%	3 month USD-LIBOR-BBA	(8,683)
	986,000		(13)	7/20/26	1.44191%	3 month USD-LIBOR-BBA	(8,775)
	1,655,000		(22)	7/25/26	1.4995%	3 month USD-LIBOR-BBA	(23,528)

	Total		$463,352	$(899,343)
(E)	Extended effective date.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$2,939	$43,000	5/11/63	300 bp	$866
	CMBX NA BBB- Index	BBB-/P	5,604	93,000	5/11/63	300 bp	1,120
	CMBX NA BBB- Index	BBB-/P	11,483	186,000	5/11/63	300 bp	2,514
	CMBX NA BBB- Index	BBB-/P	10,944	192,000	5/11/63	300 bp	1,686
	Credit Suisse International
	CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	126,927
	CMBX NA BBB- Index	BBB-/P	1,042	72,000	5/11/63	300 bp	(2,429)
	CMBX NA BBB- Index	BBB-/P	18,296	204,000	5/11/63	300 bp	8,460
	CMBX NA BBB- Index	BBB-/P	8,800	670,000	5/11/63	300 bp	(23,506)
	CMBX NA BBB- Index	BBB-/P	37,661	357,000	1/17/47	300 bp	12,986
	CMBX NA BBB- Index	BBB-/P	137,385	1,839,000	1/17/47	300 bp	10,277
	Goldman Sachs International
	CMBX NA BB Index	—	(56,060)	548,000	5/11/63	(500 bp)	902
	CMBX NA BB Index	—	(4,086)	27,000	1/17/47	(500 bp)	(57)
	CMBX NA BBB- Index	BBB-/P	17,320	358,000	5/11/63	300 bp	(61)
	CMBX NA BBB- Index	BBB-/P	255	8,000	1/17/47	300 bp	(298)
	CMBX NA BBB- Index	BBB-/P	3,798	88,000	1/17/47	300 bp	(2,285)
	CMBX NA BBB- Index	BBB-/P	3,542	88,000	1/17/47	300 bp	(2,540)
	CMBX NA BBB- Index	BBB-/P	3,542	88,000	1/17/47	300 bp	(2,540)
	CMBX NA BBB- Index	BBB-/P	3,741	90,000	1/17/47	300 bp	(2,479)
	CMBX NA BBB- Index	BBB-/P	3,563	119,000	1/17/47	300 bp	(4,662)
	CMBX NA BBB- Index	BBB-/P	3,878	128,000	1/17/47	300 bp	(4,968)
	CMBX NA BBB- Index	BBB-/P	24,551	177,000	1/17/47	300 bp	12,318
	CMBX NA BBB- Index	BBB-/P	77,800	391,000	1/17/47	300 bp	50,776
	CMBX NA BBB- Index	BBB-/P	57,434	401,000	1/17/47	300 bp	29,718
	JPMorgan Securities LLC
	CMBX NA BBB- Index	BBB-/P	51,054	605,000	5/11/63	300 bp	21,883
	CMBX NA BBB- Index	BBB-/P	1,333	51,000	1/17/47	300 bp	(2,192)
	CMBX NA BBB- Index	BBB-/P	4,703	85,000	1/17/47	300 bp	(1,172)
	CMBX NA BBB- Index	BBB-/P	5,221	99,000	1/17/47	300 bp	(1,621)

	Total		$409,656	$229,623

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at July 31, 2016. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

Key to holding's abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $213,601,776.
(b)	The aggregate identified cost on a tax basis is $226,695,294, resulting in gross unrealized appreciation and depreciation of $2,827,478 and $2,655,122, respectively, or net unrealized appreciation of $172,356.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,852,000, or 0.9% of net assets.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$—	$5,071,747	$5,071,747	$396	$—
	Putnam Short Term Investment Fund*	21,277,630	261,536,185	262,313,338	94,235	20,500,477
	Totals	$21,277,630	$266,607,932	$267,385,085	$94,631	$20,500,477
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $24,199,753 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,690,330 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,666,155 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$1,852,000	$—
Corporate bonds and notes	—	71,795,113	—
Foreign government and agency bonds and notes	—	7,596,077
Mortgage-backed securities	—	64,139,475	—
Purchased options outstanding	—	14,084	—
Purchased swap options outstanding	—	24,158	—
U.S. government and agency mortgage obligations	—	9,471,500	—
U.S. treasury obligations	—	60,460	—
Short-term investments	20,500,477	51,414,306	—

Totals by level	$20,500,477	$206,367,173	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(69,418)	$—	$—
Written options outstanding	—	(11,648)	—
Written swap options outstanding	—	(1,536,891)	—
TBA sale commitments	—	(3,122,109)	—
Interest rate swap contracts	—	(1,362,695)	—
Credit default contracts	—	(180,033)	—

Totals by level	$(69,418)	$(6,213,376)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of October 31, 2015	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of July 31, 2016
Asset-backed securities	$15,410,000	$—	$—	$—	$—	$(15,410,000)	$—	$—	$—
Mortgage-backed securities	$2,011,040	—	—	(160,584)	—	—	—	(1,850,456)	$—
Totals	$17,421,040	$—	$—	$(160,584)	$—	$(15,410,000)	$—	$(1,850,456)	$—

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.

# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2).

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$214,005	$394,038
Interest rate contracts	107,687	3,050,097

Total	$321,692	$3,444,135

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$11,500,000
Purchased swap option contracts (contract amount)		$61,300,000
Written TBA commitment option contracts (contract amount)		$23,000,000
Written swap option contracts (contract amount)		$84,600,000
Futures contracts (number of contracts)		20
Centrally cleared interest rate swap contracts (notional)		$120,400,000
OTC credit default contracts (notional)		$9,900,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	—	203,500	—	—	—	—	—	203,500
	OTC Credit default contracts*#	—	—	153,014	60,991	—	—	—	214,005
	Futures contracts§	—	—	—	—	—	—	—	—
	Purchased swap options#	—	—	2,052	8,887	13,219	—	—	24,158
	Purchased options#	—	—	—	—	14,084	—	—	14,084

	Total Assets	$—	$203,500	$155,066	$69,878	$27,303	$—	$—	$455,747

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	432,524	—		—	—	—	432,524
	OTC Credit default contracts*#	24,784	—	197,396	126,445	—	45,413	—	394,038
	Futures contracts§	—	—	—	—	—	—	11,004	11,004
	Written swap options#	—	—	6,545	10,343	1,520,003	—	—	1,536,891
	Written options#	—	—	—	—	11,648	—	—	11,648

	Total Liabilities	$24,784	$432,524	$203,941	$136,788	$1,531,651	$45,413	$11,004	$2,386,105

	Total Financial and Derivative Net Assets	$(24,784)	$(229,024)	$(48,875)	$(66,910)	$(1,504,348)	$(45,413)	$(11,004)	$(1,930,358)
	Total collateral received (pledged)##†	$—	$—	$(48,875)	$(66,910)	$(1,495,192)	$—	$—
	Net amount	$(24,784)	$(229,024)	$—	$—	$(9,156)	$(45,413)	$(11,004)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 29, 2016